UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 26, 2007 (March 22, 2007)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2007, the Compensation Committee of the Board of Directors of Nicor Inc. awarded restricted stock units to Russ M. Strobel, Nicor Inc.’s chairman, president and chief executive officer. Nicor Inc. is filing the restricted stock unit agreement applicable to this award to Mr. Strobel as an exhibit to this report, and its terms are incorporated herein by reference. The agreement implements certain terms of Nicor Inc.’s 2007 Long Term Incentive Program, which is also filed as an exhibit to this report.

On March 22, 2007, the Compensation Committee of the Board of Directors of Nicor Inc. also awarded restricted stock units to named executive officers other than Mr. Strobel. Nicor Inc. is filing as an exhibit to this report the form of the restricted stock unit agreement applicable to these awards to named executive officers other than Mr. Strobel, and its terms are incorporated herein by reference. The form agreement implements certain terms of Nicor Inc.’s 2007 Long Term Incentive Program.

On March 22, 2007, the Compensation Committee of the Board of Directors of Nicor Inc. awarded performance cash units to the named executive officers of Nicor Inc. Nicor Inc. is filing as an exhibit to this report a form of the performance cash unit agreement applicable to all named executive officers who received performance cash units, and its terms are incorporated herein by reference. The form agreement implements certain terms of Nicor Inc.’s 2007 Long Term Incentive Program.

On March 22, 2007, Nicor Inc. and Richard L. Hawley, its executive vice president and chief financial officer, entered into a letter agreement relating to Mr. Hawley’s eligibility for retiree health care coverage. Nicor Inc. is filing that letter agreement as an exhibit to this report, and its terms are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

  The following is furnished as an exhibit to this report

10.1. Restricted Stock Unit Agreement between Nicor Inc. and Russ M. Strobel
10.2. Restricted Stock Unit Agreement Form
10.3. Performance Cash Unit Agreement Form
10.4. 2007 Long Term Incentive Program
10.5. Letter Agreement between Nicor Inc. and Richard L. Hawley

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date  March 26, 2007                                                                          /s/ PAUL C. GRACEY, JR.
                        Paul C. Gracey, Jr.
                        Senior Vice President, General Counsel and
Secretary

Exhibit Index

 Exhibit
Number    Description of Document

10.1.     Restricted Stock Unit Agreement between Nicor Inc. and Russ M. Strobel
10.2.     Restricted Stock Unit Agreement Form
10.3.     Performance Cash Unit Agreement Form
10.4.     2007 Long Term Incentive Program
10.5.     Letter Agreement between Nicor Inc. and Richard L. Hawley